UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2003
                                                           ------------



                         Environmental Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     0-15472             04-2782065
             --------                     -------             ----------
    (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)            File Number)       Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)


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Reporting Items:



Item 5. Other events.

Registrant names new President and Chief Executive Officer.

Exhibits.

99.1 Press Release

                                    SIGNATURE


     Pursuant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Environmental Power Corporation

                                        /s/ Donald A. Livingston
                                        --------------------------------
                                        President